UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2013

(Date of Report - date of earliest event reported)

EQUAL ENERGY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Alberta, Canada	001-34759	98-0533758
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Gaillardia Pkwy, Ste 325 Oklahoma City, OK	73142
(Address of Principal Executive Offices)	(Zip Code)

(405) 242-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On August 20, 2013 Equal Energy Ltd (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the unanimous rejection of the non-binding expression of interest received on August 14, 2013, from Montclair Energy, LLC (“Montclair”).

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	News release of Equal Energy Ltd, dated August 20, 2013: Equal Energy Rejects Offer From Montclair Energy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2013

EQUAL ENERGY LTD.

By:	/s/ Scott Smalling
Name: Scott Smalling Title: Senior Vice President and Chief Financial Officer